                                                                   Exhibit 10.10

                                                                  EXECUTION COPY

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

      AMENDMENT dated as of April 9, 1999 to the Credit Agreement dated as of April 13, 1998 (the "CREDIT AGREEMENT") among AT&T CAPITAL CORPORATION (the "BORROWER"), the BANKS party thereto (the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

      WHEREAS, the parties hereto desire to amend the Credit Agreement as more fully set forth below;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

      SECTION 2. AMENDMENTS TO SECTION 1.01 OF THE CREDIT AGREEMENT. (a) The definition of "Applicable Margin" set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

      (b) The definition of "Termination Date" set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

      "TERMINATION DATE" means the earlier of (i) April 13, 2003, or (ii) unless the Required Banks shall have agreed in writing that this clause (ii) shall not apply, the date falling 60 days after the date of consummation of the CIT Acquisition, or if either such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

      (c) The definition of "Unsecured Debt" in Section 1.01 of the Credit Agreement is amended by the addition of the following proviso:

      ; PROVIDED that Newcourt may, at its election exercisable by notice to the Agent, treat Debt of a Restricted Subsidiary which would otherwise constitute Unsecured Debt as Debt secured by a Lien for purposes of this Agreement, in which case (i) Section 5.13 shall not be applicable to such Debt and (ii) such Debt shall be deemed secured by a Lien permitted only by Section 5.07(m) for so long as such Debt is outstanding.

      (d) The following new defined terms are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

      "BASE RATE MARGIN" has the meaning set forth in Section 2.06(g).

      "CIT ACQUISITION" means the proposed acquisition of Newcourt by The CIT Group, Inc. publicly announced on March 8, 1999.

      "EURO-DOLLAR MARGIN" has the meaning set forth in Section 2.06(f).

      SECTION 3. AMENDMENTS TO SECTION 2.06 OF THE CREDIT AGREEMENT. Section
2.06 of the Credit Agreement is amended by:

      (a) replacing the words "at a rate per annum equal to the Base Rate for such day" in the first sentence of subsection (a) of Section 2.06 of the Credit Agreement with the words "at a rate per annum equal to the sum of the Base Rate plus the Base Rate Margin for such day";

      (b) replacing the term "Applicable Margin" in subsection (b) of Section
2.06 of the Credit Agreement with the term "Euro-Dollar Margin";

      (c) replacing the existing subsection (f) of Section 2.06 of the Credit Agreement in its entirety with the following text and table:

            (f) The "EURO-DOLLAR MARGIN" with respect to any Euro-Dollar Loan at any date is the applicable percentage amount set forth in the table below based on the Status and Usage on such date.

                                    LEVEL I    LEVEL II   LEVEL III   LEVEL IV    LEVEL V     LEVEL VI
                                    STATUS      STATUS     STATUS      STATUS      STATUS      STATUS
                                    -------    --------   ---------   --------    -------     --------
Euro-Dollar Loans
    Usage less than 33% ..........   0.210%     0.250%      0.390%     0.480%      0.725%      1.050%
    33% less than or equal to
      Usage less than or
      equal to 66% ...............   0.310%     0.350%      0.515%     0.605%      0.850%      1.175%
    Usage greater than 66% .......   0.410%     0.450%      0.640%     0.730%      0.975%      1.300%

      (d) adding the following new subsection (g) immediately after subsection
(f) of Section 2.06 of the Credit Agreement:

            (g) The "BASE RATE MARGIN" with respect to any Base Rate Loan at any date is the applicable percentage amount set forth in the table below based on the Status and Usage on such date.

                                   LEVEL I    LEVEL II   LEVEL III   LEVEL IV    LEVEL V     LEVEL VI
                                   STATUS      STATUS      STATUS     STATUS      STATUS      STATUS
                                   -------    --------   ---------   --------    -------     --------
Base Rate Loans
    Usage less than 33% ..........  0.000%      0.000%      0.000%     0.000%      0.000%      0.050%
    33% less than or equal to
      Usage less than or equal
      to 66% .....................  0.000%      0.000%      0.000%     0.000%      0.000%      0.175%
    Usage greater than 66% .......  0.000%      0.000%      0.000%     0.000%      0.000%      0.300%

      ; and

      (e) the percentage "50%" in the definition of "Usage" in Section 2.06 of the Credit Agreement is replaced with the percentage "66%".

      SECTION 4. AMENDMENTS TO SECTION 2.12 OF THE CREDIT AGREEMENT. Section
2.12 of the Credit Agreement is amended by replacing the term "Applicable Margin" with the term "Euro-Dollar Margin".

      SECTION 5. AMENDMENTS TO NEGATIVE PLEDGE. (a) Each time the words "date of this Agreement" appears in subsection (a) of Section 5.07 of the Credit Agreement, it is replaced by the date "April 13, 1998".

      (b) Subsection (g) of Section 5.07 of the Credit Agreement is amended to read in its entirety as follows:

      (g) Liens on Accounts Receivable of Newcourt, the Borrower or any Restricted Subsidiary arising from or in connection with transactions entered into by Newcourt, the Borrower or such Restricted Subsidiary after April 13, 1998, or on Accounts Receivable acquired by Newcourt, the Borrower or such Restricted Subsidiary from others, after April 13, 1998, which Liens are created as a result of any guarantee, repurchase or other contingent (direct or indirect) or recourse obligation of Newcourt, the Borrower or such Restricted Subsidiary in connection with the discounting, sale, assignment, transfer or other disposition of such Accounts Receivable or any interest therein, or to secure or provide for the payment of all or any part of the investment of Newcourt, the Borrower or such Restricted Subsidiary in any such Accounts Receivable (whether or not such Accounts Receivable are the Accounts Receivable on which such Liens are created) or the purchase price thereof or to secure any debt (including, without limitation, Non-Recourse Debt) issued, incurred, assumed or guaranteed for the purpose of financing or refinancing all or any part of such investment in or purchase price of such Accounts Receivable (whether or not such Accounts Receivable are the Accounts Receivable on which such Liens are created);

      (c) The percentage "10%" in subsection (m) of Section 5.07 of the Credit Agreement is replaced by the percentage "15%".

      SECTION 6. AMENDMENTS TO SECTION 5.13 OF THE CREDIT AGREEMENT. The words "other than the Borrower or Newcourt USA," is added immediately after clause (y) in Section 5.13 of the Credit Agreement.

      SECTION 7. AMENDMENTS TO SECTION 6.01 OF THE CREDIT AGREEMENT. (a) The term "Newcourt Holdings USA" is deleted from subsection (i) of Section 6.01 of the Credit Agreement.

      (b) The phrase "except as a consequence of the consummation of the CIT Acquisition," is added immediately before the words "any person" in subsection
(j) of Section 6.01 of the Credit Agreement.

      SECTION 8. REPRESENTATIONS OF BORROWER. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

      SECTION 9. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 10. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      SECTION 11. EFFECTIVENESS. This Amendment shall become effective as of the date hereof on the date when (the "AMENDMENT EFFECTIVE DATE") the Administrative Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        AT&T CAPITAL CORPORATION

                                        By /s/ Glenn A. Votek
                                          --------------------------------------
                                           Name:  Glenn A. Votek
                                           Title: Executive Vice President
                                                  & Treasurer


                                        MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK

                                        By
                                          --------------------------------------
                                           Name:
                                           Title:


                                        CANADIAN IMPERIAL BANK OF
                                         COMMERCE

                                        By
                                          --------------------------------------
                                           Name:
                                           Title:


                                        DEUTSCHE BANK AG, NEW YORK
                                         BRANCH AND/OR CAYMAN
                                         ISLANDS BRANCH

                                        By
                                          --------------------------------------
                                           Name:
                                           Title:

                                        By
                                          --------------------------------------
                                           Name:
                                           Title:

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        AT&T CAPITAL CORPORATION

                                        By
                                          --------------------------------------
                                           Name:
                                           Title:


                                        MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK

                                        By /s/ Maria H. Dell'Aquila
                                          --------------------------------------
                                           Name:  MARIA H. DELL'AQUILA
                                           Title:    VICE PRESIDENT


                                        CANADIAN IMPERIAL BANK OF
                                         COMMERCE

                                        By
                                          --------------------------------------
                                           Name:
                                           Title:


                                        DEUTSCHE BANK AG, NEW YORK
                                         BRANCH AND/OR CAYMAN
                                         ISLANDS BRANCH

                                        By
                                          --------------------------------------
                                           Name:
                                           Title:

                                        By
                                          --------------------------------------
                                           Name:
                                           Title:

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                     AT&T CAPITAL CORPORATION

                                     By
                                       -----------------------------------------
                                        Name:
                                        Title:


                                     MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK

                                     By
                                       -----------------------------------------
                                        Name:
                                        Title:


                                     CANADIAN IMPERIAL BANK OF
                                      COMMERCE

                                     By              /s/ Gerald Girardi
                                       -----------------------------------------
                                        Name:            GERALD GIRARDI
                                        Title:         EXECUTIVE DIRECTOR
                                                CIBC Oppenheimer Corp., AS AGENT


                                     DEUTSCHE BANK AG, NEW YORK
                                      BRANCH AND/OR CAYMAN
                                      ISLANDS BRANCH

                                     By
                                       -----------------------------------------
                                        Name:
                                        Title:

                                     By
                                       -----------------------------------------
                                        Name:
                                        Title:

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                     AT&T CAPITAL CORPORATION

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     CANADIAN IMPERIAL BANK OF
                                      COMMERCE

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     DEUTSCHE BANK AG, NEW YORK
                                      BRANCH AND/OR CAYMAN
                                      ISLANDS BRANCH

                                     By       /s/ Suzanne R. Kissling
                                       -----------------------------------------
                                       Name:       Suzanne R. Kissling
                                       Title:       MANAGING DIRECTOR

                                     By       /s/ John R. McGill
                                       -----------------------------------------
                                       Name:  John R. McGill
                                       Title: Director

                                     THE CHASE MANHATTAN BANK

                                     By  /s/ Roger Parker
                                       -----------------------------------------
                                       Name: Roger Parker
                                       Title: Vice President


                                     BANK OF AMERICA NT & SA

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BARCLAYS BANK PLC

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     CREDIT LYONNAIS

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     THE CHASE MANHATTAN BANK

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BANK OF AMERICA NT & SA

                                     By /s/ Nelson Albrecht
                                       -----------------------------------------
                                       Name:  Nelson Albrecht
                                       Title: Vice President


                                     BARCLAYS BANK PLC

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     CREDIT LYONNAIS

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     THE CHASE MANHATTAN BANK

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BANK OF AMERICA NT & SA

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BARCLAYS BANK PLC

                                     By /s/ Douglas A. Butler
                                       -----------------------------------------
                                       Name:  Douglas A. Butler
                                       Title: Director


                                     CREDIT LYONNAIS

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     THE CHASE MANHATTAN BANK

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BANK OF AMERICA NT & SA

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BARCLAYS BANK PLC

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     CREDIT LYONNAIS NEW YORK BRANCH

                                     By /s/ Sebastian Rocco
                                       -----------------------------------------
                                       Name:      Sebastian Rocco
                                       Title:  Senior Vice President

                                     DRESDNER BANK AG
                                       NEW YORK AND GRAND CAYMAN
                                       BRANCHES

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:   First Vice President

                                     By      /s/ Jonathan Wallin
                                       -----------------------------------------
                                       Name:    JONATHAN WALLIN
                                       Title:    VICE PRESIDENT


                                     FIRST UNION NATIONAL BANK

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     THE FIRST NATIONAL BANK OF
                                       CHICAGO

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     FLEET BANK, N.A.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     DRESDENER BANK AG
                                       NEW YORK AND GRAND CAYMAN
                                       BRANCHES

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     FIRST UNION NATIONAL BANK

                                     By /s/ Jane W. Workman
                                       -----------------------------------------
                                       Name:  JANE W. WORKMAN
                                       Title: SENIOR VICE PRESIDENT


                                     THE FIRST NATIONAL BANK OF
                                       CHICAGO

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     FLEET BANK, N.A.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     DRESDNER BANK AG
                                       NEW YORK AND GRAND CAYMAN
                                       BRANCHES

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     FIRST UNION NATIONAL BANK

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     THE FIRST NATIONAL BANK OF
                                       CHICAGO

                                     By /s/ Cory M. Helfand
                                       -----------------------------------------
                                       Name:  CORY M. HELFAND
                                       Title: VICE PRESIDENT


                                     FLEET BANK, N.A.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     HSBC BANK USA

                                     By  /s/ Mark J. Rakov
                                       -----------------------------------------
                                       Name:   Mark J. Rakov
                                       Title:  Vice President


                                     NATIONAL AUSTRALIA BANK
                                      LIMITED

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     ROYAL BANK OF CANADA

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     THE BANK OF NOVA SCOTIA

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     HSBC BANK USA

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     NATIONAL AUSTRALIA BANK
                                      LIMITED

                                     By /s/ R. Adams Perry
                                       -----------------------------------------
                                       Name:  R. Adams Perry
                                       Title: Sr. Vice President


                                     ROYAL BANK OF CANADA

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     THE BANK OF NOVA SCOTIA

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     HSBC BANK USA

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     NATIONAL AUSTRALIA BANK
                                      LIMITED

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     ROYAL BANK OF CANADA

                                     By /s/ C.W. Evans
                                       -----------------------------------------
                                       Name:   C.W. EVANS
                                       Title:  SENIOR MANAGER


                                     THE BANK OF NOVA SCOTIA

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     HSBC BANK USA

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     NATIONAL AUSTRALIA BANK
                                      LIMITED

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     ROYAL BANK OF CANADA

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     THE BANK OF NOVA SCOTIA

                                     By /s/ Paul A. Schultz
                                       -----------------------------------------
                                       Name:  PAUL A. SCHULTZ
                                       Title: V.P.

                                     TORONTO DOMINION (TEXAS), INC.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title: VICE PRESIDENT

                                     By /s/ Jimmy Simien
                                       -----------------------------------------
                                       Name:  Jimmy Simien
                                       Title: Vice President


                                     THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED, NEW YORK BRANCH

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     THE SUMITOMO BANK, LIMITED,
                                      NEW YORK BRANCH

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     DG BANK DEUTSCH
                                      GENOSSENSCHAFTSBANK AG

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     TORONTO DOMINION (TEXAS), INC.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED, NEW YORK BRANCH

                                     By      /s/ Takuya Honjo
                                       -----------------------------------------
                                       Name:      TAKUYA HONJO
                                       Title: SENIOR VICE PRESIDENT


                                     THE SUMITOMO BANK, LIMITED,
                                      NEW YORK BRANCH

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     DG BANK DEUTSCH
                                      GENOSSENSCHAFTSBANK AG

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     TORONTO DOMINION (TEXAS), INC.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED, NEW YORK BRANCH

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     THE SUMITOMO BANK, LIMITED,
                                      NEW YORK BRANCH

                                     By /s/ J. Bruce Meredith
                                       -----------------------------------------
                                       Name:  J. Bruce Meredith
                                       Title: Senior Vice President


                                     DG BANK DEUTSCH
                                      GENOSSENSCHAFTSBANK AG

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     TORONTO DOMINION (TEXAS), INC.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED, NEW YORK BRANCH

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     THE SUMITOMO BANK, LIMITED,
                                      NEW YORK BRANCH

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     DG BANK DEUTSCH
                                      GENOSSENSCHAFTSBANK AG

                                     By /s/ Rob T. Jokhai
                                       -----------------------------------------
                                       Name: Rob T. Jokhai
                                       Title: Assistant Vice President

                                     By /s/ William D. Casey
                                       -----------------------------------------
                                       Name:  WILLIAM D. CASEY
                                       Title: VICE PRESIDENT

                                     BANCA MONTE DEI PASCHI
                                      DI SIENA S.P.A.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title: S.V.P. & General Manager

                                     By /s/ Brian R. Landy
                                       -----------------------------------------
                                       Name:  Brian R. Landy
                                       Title: Vice President


                                     BANK OF HAWAII

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BAYERISCHE HYPO-UND
                                      VEREINSBANK, AG, NEW YORK
                                      BRANCH

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     COMERICA BANK

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     BANCA MONTE DEI PASCHI
                                      DI SIENA S.P.A.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BANK OF HAWAII

                                     By /s/ Donna R. Parker
                                       -----------------------------------------
                                       Name:  DONNA R. PARKER
                                       Title: Vice President


                                     BAYERISCHE HYPO-UND
                                      VEREINSBANK, AG, NEW YORK
                                      BRANCH

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     COMERICA BANK

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     BANCA MONTE DEI PASCHI
                                      DI SIENA S.P.A.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BANK OF HAWAII

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BAYERISCHE HYPO-UND
                                      VEREINSBANK, AG, NEW YORK
                                      BRANCH

                                     By /s/ Marianne Weinzinger
                                       -----------------------------------------
                                       Name:  Marianne Weinzinger
                                       Title: Director

                                     By /s/ Pamela J. Gillons
                                       -----------------------------------------
                                       Name:  PAMELA J. GILLONS
                                       Title: ASSOCIATE DIRECTOR


                                     COMERICA BANK

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     BANCA MONTE DEI PASCHI
                                      DI SIENA S.P.A.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BANK OF HAWAII

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BAYERISCHE HYPO-UND
                                      VEREINSBANK, AG, NEW YORK
                                      BRANCH

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     COMERICA BANK

                                     By /s/ Marian L. Enright
                                       -----------------------------------------
                                       Name:  MARIAN L. ENRIGHT
                                       Title: VICE PRESIDENT

                                     CREDIT SUISSE FIRST BOSTON

                                     By /s/ Andrea E. Shkane
                                       -----------------------------------------
                                       Name: Andrea E. Shkane
                                       Title: Vice President

                                     By /s/ James Lee
                                       -----------------------------------------
                                       Name: James Lee
                                       Title: Assistant Vice President


                                     CITIBANK, N.A.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     SOCIETE GENERALE

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     THE BANK OF NEW YORK

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     CREDIT SUISSE FIRST BOSTON

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     CITIBANK, N.A.

                                     By /s/ David L. Harris
                                       -----------------------------------------
                                       Name:  DAVID L. HARRIS
                                       Title: Vice President


                                     SOCIETE GENERALE

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     THE BANK OF NEW YORK

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     CREDIT SUISSE FIRST BOSTON

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     SALOMON BROTHERS HOLDING
                                      COMPANY INC.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     SOCIETE GENERALE

                                     By /s/ Russell S. Gorman
                                       -----------------------------------------
                                       Name:  Russell S. Gorman
                                       Title:     Director


                                     THE BANK OF NEW YORK

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     CREDIT SUISSE FIRST BOSTON

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     SALOMON BROTHERS HOLDING
                                      COMPANY INC.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     SOCIETE GENERALE

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     THE BANK OF NEW YORK

                                     By /s/ Ernest Fung
                                       -----------------------------------------
                                       Name:  ERNEST FUNG
                                       Title: Vice President

                                     BANCO CENTRAL
                                      HISPANOAMERICANO S.A.,
                                      NEW YORK BRANCH

                                     By /s/ Jose Castello
                                       -----------------------------------------
                                       Name: Jose Castello
                                       Title: Executive Vice President
                                              and General Manager


                                     BANK AUSTRIA
                                      AKTIENGESELLSCHAFT

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BANQUE NATIONALE DE PARIS

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     BANCO CENTRAL
                                      HISPANOAMERICANO S.A.,
                                      NEW YORK BRANCH

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BANK AUSTRIA
                                      AKTIENGESELLSCHAFT

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BANQUE NATIONALE DE PARIS

                                     By /s/ Veronique Marcus
                                       -----------------------------------------
                                       Name:   Veronique Marcus
                                       Title: Vice President

                                     By /s/ Phil Truesdale
                                       -----------------------------------------
                                       Name:  Phil Truesdale
                                       Title: Vice President

                                     PARIBAS, NEW YORK BRANCH

                                     By /s/ Sean Reddington
                                       -----------------------------------------
                                       Name: Sean Reddington
                                       Title: Director

                                     By /s/ Kevin D'Albert
                                       -----------------------------------------
                                       Name: Kevin D'Albert
                                       Title: Assistant Vice President


                                     BAYERISCHE LANDESBANK
                                      GIROZENTRALE, CAYMAN
                                      ISLANDS BRANCH

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     THE FUJI BANK, LIMITED,
                                      NEW YORK BRANCH

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     UNION BANK OF CALIFORNIA, N.A.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     PARIBAS, NEW YORK BRANCH

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     BAYERISCHE LANDESBANK
                                      GIROZENTRALE, CAYMAN
                                      ISLANDS BRANCH

                                     By /s/ Peter Obermann
                                       -----------------------------------------
                                       Name: Peter Obermann
                                       Title: Senior Vice President


                                     By /s/ James H. Boyle
                                       -----------------------------------------
                                       Name: James H. Boyle
                                       Title: Second Vice President


                                     THE FUJI BANK, LIMITED,
                                      NEW YORK BRANCH

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                     UNION BANK OF CALIFORNIA, N.A.

                                     By
                                       -----------------------------------------
                                       Name:
                                       Title: